FBR Group Announces First Quarter 2007 Financial Results

ARLINGTON, Va., April 26 /PRNewswire-FirstCall/ -- Friedman, Billings, Ramsey Group, Inc. (FBR Group) (NYSE: FBR) today announced results for the quarter ended March 31, 2007. FBR Group reported a net after-tax loss for the quarter of $185.9 million, or $1.08 per share (diluted), compared to after-tax earnings of $26.6 million, or $0.16 per share (diluted), for the first quarter of 2006. Core book value net of Accumulated Other Comprehensive Income (AOCI) at the close of the quarter was $5.75 compared to $6.87 at the end of the fourth quarter of 2006(1).

Non-Prime Mortgage Businesses and Investments

FBR Group's loss for the first quarter was attributable to its non-prime mortgage-related businesses, of which First NLC (FNLC), FBR Group's non-prime mortgage origination subsidiary, is the principal component. During the first quarter, FNLC lost $124.2 million on an after-tax basis, a figure that includes a $36.1 million write-down of goodwill and intangible assets and $5.2 million of restructuring and other costs.

In addition, there were $21.8 million in realized losses and write-downs in the value of certain investments in non-prime mortgage companies in FBR Group's merchant banking and other long-term investment portfolio. Lastly, the company revalued its non-prime mortgage loan investment portfolio, recognizing a $34.4 million non-cash, lower-of-cost or market value write-down.

FBR Group announced in March that it is evaluating all strategic alternatives for FNLC that would reduce all of FBR Group's exposure to the non-prime sector. These include, among other alternatives, the possibility of a sale or third-party recapitalization of the business. While we cannot give any assurances with regard to the execution of a specific alternative, we intend to implement one of the alternatives during the second quarter. Further, FNLC has taken extensive steps described below to reduce the current risk in the business. Those steps, together with the implementation of any one of the alternatives under consideration, will substantially reduce FBR Group's financial risk with respect to its ownership of this business.

"This has been an extremely difficult operating environment for the entire non-prime mortgage banking industry, and it has resulted in a series of distressed sales and bankruptcies," said Eric F. Billings, Chairman and Chief Executive Officer of FBR Group. "We believe that FNLC's management has taken aggressive steps designed to limit foreseeable major risks with respect to the business."

Among the actions FNLC has taken are a substantial modification in lending guidelines and significant cost restructuring initiatives. These guideline changes are resulting in substantially lower origination volumes - from approximately $8 billion on an annualized basis in the fourth quarter of 2006 to less than $2 billion currently - and an increase in the value of loans originated. FNLC recently closed on the sale of approximately $712 million of warehouse loans, substantially reducing its unsold loan inventory since the end of the first quarter.

Mortgage Investment Portfolios

In the first quarter, FBR Group's investments in mortgages and mortgage- backed securities generated net interest income of $35.0 million, compared to $37.4 million in the fourth quarter of 2006. The average balance of these portfolios was $11.2 billion during the first quarter and yielded gross income of 6.21% with associated cost of funds of 5.18%, resulting in earned net interest income of 1.03%.

Merchant Banking

Excluding the previously mentioned realized losses and write-downs in certain of the company's investments in non-prime mortgage companies, the investment gains and dividends in FBR Group's merchant banking and other long- term investment portfolio totaled $3.4 million during the first quarter. The total value of FBR Group's merchant banking and other long-term investments at the close of the first quarter was $114.5 million.

FBR Capital Markets Initial Public Offering

In March, FBR Capital Markets Corporation (FBR Capital Markets), FBR Group's 71%-owned equity capital markets and asset management taxable REIT subsidiary, filed an S-1 registration statement with the Securities and Exchange Commission in connection with a planned initial public offering of up to 13,512,500 shares of its common stock that are beneficially owned by FBR Group and certain other selling stockholders. The net proceeds of the offering will all go to FBR Group and the other selling stockholders, if any. If all of the FBR Capital Markets shares that are being offered by FBR Group are sold in the proposed offering, FBR Group's beneficial ownership of FBR Capital Markets common stock will be reduced to 50.5%.

"It is important to note that the difficulties in the non-prime businesses have no direct impact on FBR Capital Markets, which is a separately capitalized company with $430 million in cash and no exposure to FBR Group's non-prime mortgage businesses," Mr. Billings said.

FBR Capital Markets Corporation First Quarter 2007 Results

FBR Capital Markets Corporation reported first quarter pre-tax earnings of $25.8 million on net revenues of $143.2 million. Excluding FASB 123R-related non-cash tax charges of $3.4 million, after-tax earnings were $14.4 million, or $0.22 per share (diluted). Net after-tax earnings for the first quarter were $11.0 million, or $0.17 cents per share (diluted), compared to net after- tax earnings of $4.8 million, or $0.10 per share (diluted), in the first quarter of 2006. The company expects to return to a normalized tax rate in the second quarter.

FBR Capital Market's book value at the close of the quarter was $7.81 per share compared to $7.57 at the end of the fourth quarter of 2006. At the close of the first quarter, FBR Capital Markets had $502 million in equity, $430 million of cash, and no funded liabilities or debt. Complete financial results for FBR Capital Markets are included in the tabular material in this release.

Equity Capital Markets

In the first quarter, FBR Capital Markets generated investment banking revenues of $103.7 million compared to $69.2 million in the first quarter of 2006 and $81.1 million in the fourth quarter of 2006. The firm raised a total of $3.0 billion in 13 capital markets transactions, including four initial public offerings. FBR Capital Markets acted as sole or joint book runner for eight of the 13 transactions and completed seven advisory assignments during the quarter.

In a very competitive market environment, FBR Capital Markets recorded agency commissions and principal transactions revenues of $25.8 million in the first quarter of 2007 compared to $29.1 million in the first quarter of 2006 and $24.7 million in the fourth quarter of 2006.

Asset Management

In FBR Capital Markets' asset management/private wealth business, asset management base fees and incentive fees were $5.6 million for the first quarter of 2007, compared to $5.5 million in the fourth quarter of 2006. During the quarter we opened two new mutual funds and reopened a fund that had been closed to new investors since October 2004. Assets under management as of March 31, 2007 were $2.8 billion compared to $2.4 billion at the end of the fourth quarter of 2006, an increase of 17%.

"Our investment banking activity was well diversified across our industry groups during the quarter," said Richard J. Hendrix, President and Chief Operating Officer of FBR Capital Markets," and our new M&A team has already had a positive impact on our business development activities. Most importantly, in support of the evolution and growth of our business, we made a series of important leadership appointments during the quarter that included the naming of co-heads of investment banking, a new head of research, a new director of human capital, and several key positions in our growing international operations."

Mr. Billings added, "We are very pleased with our capital markets businesses and the progress we have made in executing our strategic plan."

The firm will host an earnings conference call on Thursday, April 26, 2007 at 9:00 a.m. U.S. EST. Investors wishing to listen to the call may do so via the web at http://phx.corporate-ir.net/phoenix.zhtml?c=71352&p=irol-irhome. Replays of the webcast will be available after the call.

Friedman, Billings, Ramsey Group, Inc. (FBR Group) provides investment banking*, merger and acquisition advisory services*, institutional brokerage*, asset management and private wealth services through majority ownership of FBR Capital Markets Corporation (FBR Capital Markets). FBR Capital Markets focuses capital and financial expertise on eight industry sectors: consumer, diversified industrials, energy & natural resources, financial institutions, healthcare, insurance, real estate, and technology, media & telecommunications. For the benefit of its shareholders, FBR Group also invests in mortgage-related assets and merchant banking opportunities. FBR is headquartered in the Washington, D.C. metropolitan area with offices in Arlington, VA, Boston, Dallas, Houston, Irvine, London, New York, Phoenix and San Francisco. Friedman, Billings, Ramsey Group, Inc. is the parent company of First NLC Financial Services, Inc., a non-conforming residential mortgage originator headquartered in Deerfield Beach, Florida. For more information, please visit http://www.fbr.com.

*Friedman, Billings, Ramsey & Co., Inc.

(1) Accumulated Other Comprehensive Income (AOCI) includes changes in the value of available-for-sale securities and cash flow hedges. FBR believes that such changes represent temporary market fluctuations, are not reflective of our market strategy, and, therefore, the exclusion of AOCI provides a reasonable basis for calculating returns.

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, the overall environment for interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, the adverse impact of delinquencies, losses and declining real estate values on the non-conforming mortgage loan origination business, credit and regulatory risks associated with the business of originating, holding and securitizing non-conforming residential mortgage loans which can result in losses on these assets, sustainability of loan origination volumes and levels of origination costs, continued availability of credit facilities for the origination of mortgage loans, the ability to sell or securitize loans originated by FNLC on favorable terms or at all, deterioration in the performance of loans sold by FNLC and the related repurchase activities, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the Company's Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.

Financial data follows (Friedman, Billings, Ramsey Group, Inc., followed by FBR Capital Markets Corporation).

###

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)

	Quarter ended March 31,
	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$97,247	787.6%	$66,335	37.5%
Advisory	6,458	52.3%	2,869	1.6%
Institutional brokerage:
Principal transactions	2,036	16.5%	5,720	3.2%
Agency commissions	23,818	192.9%	23,409	13.2%
Mortgage trading interest	-	0.0%	17,650	10.0%
Mortgage trading net investment loss	-	0.0%	(1,237)	-0.7%
Asset management:
Base management fees	5,528	44.8%	5,097	2.9%
Incentive allocations and fees	104	0.8%	1,008	0.6%
Principal investment:
Interest	181,696	1471.6%	149,126	84.3%
Net investment (loss) income	(59,713)	-483.6%	26,185	14.8%
Dividends	959	7.8%	3,699	2.1%
Mortgage banking:
Interest	26,530	214.9%	23,113	13.1%
Net investment (loss) income	(106,859)	-865.5%	10,738	6.1%
Other	4,094	33.1%	4,987	2.8%
Total revenues	181,898	1473.2%	338,699	191.5%
Interest expense	169,551	1373.2%	153,483	86.8%
Provision for loan losses	-	0.0%	8,392	4.7%
Revenues, net of interest expense and provision for loan losses	12,347	100.0%	176,824	100.0%
NON-INTEREST EXPENSES:
Compensation and benefits	103,982	842.2%	83,497	47.2%
Professional services	13,854	112.2%	14,265	8.1%
Business development	13,769	111.5%	14,085	8.0%
Clearing and brokerage fees	2,701	21.9%	2,316	1.3%
Occupancy and equipment	13,117	106.2%	11,242	6.3%
Communications	7,051	57.1%	5,607	3.2%
Other operating expenses	31,716	256.9%	20,977	11.9%
Impairment of goodwill	25,852	209.4%	-	0.0%
Restructuring charges	15,485	125.4%	-	0.0%
Total non-interest expenses	227,527	1842.8%	151,989	86.0%
Operating (loss) income	(215,180)	-1742.8%	24,835	14.0%
OTHER INCOME:
Gain on sale of subsidiary shares	831	6.7%	-	0.0%
Net (loss) income before income taxes and minority interest	(214,349)	-1736.0%	24,835	14.0%
Income tax benefit	(31,550)	-255.5%	(1,719)	-1.0%
Minority interest in earnings of consolidated subsidiary	3,079	24.9%	-	0.0%
Net (loss) income	$(185,878)	-1505.4%	$26,554	15.0%
Basic (loss) earnings per share	$(1.08)		$0.16
Diluted (loss) earnings per share	$(1.08)		$0.16
Weighted average shares - basic	172,850		170,728
Weighted average shares - diluted	172,850		171,031

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement - Operating Results
(Dollars in thousands, except per share data)
(Unaudited)

Q-1 07
Revenues
Investment banking:
Capital raising	$97,247
Advisory	6,458
Institutional brokerage:
Principal transactions	2,036
Agency commissions	23,818
Asset management:
Base management fees	5,528
Incentive allocations and fees	104
Principal investment:
Interest	181,696
Net investment loss	(59,713)
Dividends	959
Mortgage banking:
Interest	26,530
Net investment loss	(106,859)
Other	4,094
Total revenues	181,898
Interest expense	169,551
Revenues, net of interest expense	12,347
Non-interest expenses
Compensation and benefits	103,982
Professional services	13,854
Business development	13,769
Clearing and brokerage fees	2,701
Occupancy and equipment	13,117
Communications	7,051
Other operating expenses	31,716
Impairment of goodwill	25,852
Restructuring charges	15,485
Total non-interest expenses	227,527
Operating loss	(215,180)
Other Income
Gain on sale of subsidiary shares	831
Net loss before income taxes and minority interest	(214,349)
Income tax benefit	(31,550)
Minority interest in earnings of consolidated subsidiary	3,079
Net loss	$(185,878)
Net loss before income taxes and minority interest as a percentage of net revenue	-1736.0%
ROE (annualized)	-68.8%
ROE (annualized-excluding AOCI) (1)	-68.2%
Total shareholders' equity	$989,213
Total shareholders' equity, net of AOCI (1)	$993,753
Basic loss per share	$(1.08)
Diluted loss per share	$(1.08)
Ending shares outstanding (in
thousands)	172,846
Book value per share	$5.72
Book value per share, net of AOCI (1)	$5.75
Gross assets under management (in millions)
Managed accounts	$258.8
Hedge & offshore funds	67.1
Mutual funds	2,412.9
Private equity and venture capital funds	41.2
Total	$2,780.0
Net assets under management (in millions)
Managed accounts	$258.8
Hedge & offshore funds	62.5
Mutual funds	2,406.4
Private equity and venture capital funds	38.0
Total	$2,765.7
Employee count	2,592

(1)
Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement - Operating Results
(Dollars in thousands, except per share data)
(Unaudited)

	For the year ended December 31, 2006	Q-4 06	Q-3 06	Q-2 06	Q-1 06
Revenues
Investment banking:
Capital raising	$190,187	$71,883	$6,852	$45,117	$66,335
Advisory	24,148	9,172	5,826	6,281	2,869
Institutional brokerage:
Principal transactions	5,814	(8)	(1,658)	1,760	5,720
Agency commissions	101,009	24,720	24,388	28,492	23,409
Mortgage trading interest	51,147	2,509	13,845	17,143	17,650
Mortgage trading net investment loss	(3,301)	(309)	(1,546)	(209)	(1,237)
Asset management:
Base management fees	20,093	5,051	4,880	5,065	5,097
Incentive allocations and fees	1,327	403	(31)	(53)	1,008
Principal investment:
Interest	594,879	181,491	150,649	113,613	149,126
Net investment (loss) income	(184,552)	(8,826)	(170,621)	(31,290)	26,185
Dividends	14,551	2,043	4,750	4,059	3,699
Mortgage banking:
Interest	88,662	21,806	22,476	21,267	23,113
Net investment income	83,786	27,555	16,092	29,401	10,738
Other	20,154	3,162	6,540	5,465	4,987
Total revenues	1,007,904	340,652	82,442	246,111	338,699
Interest expense	611,800	164,891	165,237	128,189	153,483
Provision for loan losses	15,740	-	-	7,348	8,392
Revenues, net of interest expense and provision for loan losses	380,364	175,761	(82,795)	110,574	176,824
Non-interest expenses
Compensation and benefits	309,065	84,431	69,405	71,732	83,497
Professional services	59,722	18,224	14,308	12,925	14,265
Business development	42,150	11,884	7,577	8,604	14,085
Clearing and brokerage fees	11,820	3,505	2,917	3,082	2,316
Occupancy and equipment	50,051	13,668	12,909	12,232	11,242
Communications	24,398	6,307	6,471	6,013	5,607
Other operating expenses	89,377	20,116	23,291	24,993	20,977
Total non-interest expenses	586,583	158,135	136,878	139,581	151,989
Operating (loss) income	(206,219)	17,626	(219,673)	(29,007)	24,835
Other Income
Gain on sale of subsidiary shares	121,511	-	121,511	-	-
Net (loss) income before income taxes and minority interest	(84,708)	17,626	(98,162)	(29,007)	24,835
Income tax (benefit) provision	(14,682)	11,859	(26,062)	1,240	(1,719)
Minority interest in (loss) earnings of consolidated subsidiary	(2,751)	1,957	(4,708)	-	-
Net (loss) income	(67,275)	3,810	(67,392)	(30,247)	26,554
Net (loss) income before income taxes and minority interest as a percentage of net revenue	-22.3	10.0	118.6	-26.2	14.0
ROE (annualized)	-5.4%	1.3%	-22.1%	-9.4%	8.2%
ROE (annualized- excluding AOCI)(1)	-5.4%	1.3%	-22.2%	-9.5%	8.1%
Total shareholders' equity	$1,171,045	$1,171,045	$1,163,681	$1,270,361	$1,301,949
Total shareholders' equity, net of AOCI (1)	$1,186,181	$1,186,181	$1,181,372	$1,250,117	$1,306,450
Basic (loss) earnings per share	$(0.39)	$0.02	$(0.39)	$(0.18)	$0.16
Diluted (loss) earnings per share	$(0.39)	$0.02	$(0.39)	$(0.18)	$0.16
Ending shares outstanding (in thousands)	172,759	172,759	172,506	171,812	171,236
Book value per share	$6.78	$6.78	$6.75	$7.39	$7.60
Book value per share, net of AOCI (1)	$6.87	$6.87	$6.85	$7.28	$7.63
Gross assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$383.9
Hedge & offshore funds	97.5	97.5	102.1	125.8	136.6
Mutual funds	1,961.9	1,961.9	1,825.1	1,750.6	1,849.5
Private equity and venture capital funds	42.2	42.2	48.5	48.2	50.5
Total	$2,361.5	$2,361.5	$2,352.3	$2,311.4	$2,420.5
Net assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$380.9
Hedge & offshore funds	96.4	96.4	98.3	116.1	125.4
Mutual funds	1,954.7	1,954.7	1,817.8	1,742.6	1,843.4
Private equity and venture capital funds	40.5	40.5	46.9	46.7	49.1
Total	$2,351.5	$2,351.5	$2,339.6	$2,292.2	$2,398.8
Employee count	3,019	3,019	2,909	2,651	2,531

(1)
Accumulated Other Comprehensive Income (AOCI) includes changes in value of available-for-sale securities and cash flow hedges. We believe that such changes represent temporary market fluctuations, are not reflective of our market strategy, and therefore, exclusion of AOCI provides a reasonable basis for calculating returns.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)
(Unaudited)

ASSETS	31-Mar-07	31-Dec-06
Cash and cash equivalents	$450,979	$189,956
Restricted cash	92	132
Receivables	227,765	217,249
Investments:
Mortgage-backed securities, at fair value	5,783,273	6,870,661
Loans held for sale, net	5,169,489	5,367,934
Long-term investments	149,793	185,492
Trading securities, at fair value	22,400	18,180
Due from clearing broker	30,452	28,999
Derivative assets, at fair value	22,011	36,875
Goodwill	136,913	162,765
Intangible assets, net	11,600	21,825
Furniture, equipment, software and leasehold improvements, net	43,428	44,111
Prepaid expenses and other assets	222,088	208,339
Total assets	$12,270,283	$13,352,518

LIABILITIES AND SHAREHOLDERS ' EQUITY
Liabilities:
Trading account securities sold short but not yet purchased, at fair value	$759	$202
Commercial paper	3,425,432	3,971,389
Repurchase agreements	3,013,827	3,059,330
Derivative liabilities, at fair value	41,247	44,582
Dividends payable	8,736	8,743
Interest payable	14,579	12,239
Accrued compensation and benefits	48,906	57,227
Accounts payable, accrued expenses and other liabilities	160,395	81,819
Securitization financing, net	4,100,975	4,486,046
Long-term debt	323,466	324,453
Total liabilities	11,138,322	12,046,030
Minority Interest	142,748	135,443
Shareholders' equity:
Common stock, 174,433 and 174,712 shares	1,744	1,747
Additional paid-in capital	1,564,671	1,562,497
Employee stock loan receivable (2 and 2 shares)	(12)	(12)
Accumulated other comprehensive loss, net of taxes	(4,540)	(15,136)
Accumulated deficit	(572,650)	(378,051)
Total shareholders' equity	989,213	1,171,045
Total liabilities and shareholders' equity	$12,270,283	$13,352,518

FBR CAPITAL MARKETS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)

	Quarter Ended March 31,
	2007	%	2006	%
REVENUES:
Investment banking:
Capital raising	$97,236	67.9%	$66,335	59.9%
Advisory	6,458	4.5%	2,869	2.6%
Institutional brokerage:
Principal transactions	2,036	1.4%	5,720	5.2%
Agency commissions	23,776	16.6%	23,366	21.1%
Mortgage trading interest	-	0.0	17,650	15.9%
Mortgage trading net investment loss	-	0.0%	(1,234)	-1.1%
Asset management:
Base management fees	5,528	3.9%	4,876	4.4%
Incentive allocations and fees	104	0.1%	1,008	0.9%
Interest income	11,114	7.8%	2,613	2.4%
Net investment income	1,495	1.0%	3,046	2.8%
Other	76	0.1%	1,315	1.1%
Total revenues	147,823	103.3%	127,564	115.2%
Interest expense	4,662	3.3%	16,862	15.2%
Revenues, net of interest expense	143,161	100.0%	110,702	100.0%
NON-INTEREST EXPENSES:
Compensation and benefits	77,791	54.3%	63,552	57.4%
Professional services	10,824	7.6%	10,004	9.0%
Business development	11,315	7.9%	12,376	11.2%
Clearing and brokerage fees	2,666	1.9%	2,266	2.0%
Occupancy and equipment	7,493	5.2%	7,273	6.6%
Communications	5,409	3.8%	4,583	4.1%
Other operating expenses	1,820	1.2%	3,264	3.0%
Total non-interest expenses	117,318	81.9%	103,318	93.3%
Net income before income taxes	25,843	18.1%	7,384	6.7%
Income tax provision	14,837	10.4%	2,566	2.3%
Net income	$11,006	7.7%	$4,818	4.4%
Basic earnings per share	$0.17		$0.10
Diluted earnings per share	$0.17		$0.10
Weighted average shares - basic	64,149		46,000
Weighted average shares - diluted	64,155		46,000

FBR CAPITAL MARKETS CORPORATION
Financial & Statistical Supplement - Operating Results
(Dollars in thousands, except per share data)
(Unaudited)

Q-1 07
Revenues
Investment banking:
Capital raising	$97,236
Advisory	6,458
Institutional brokerage:
Principal transactions	2,036
Agency commissions	23,776
Asset management:
Base management fees	5,528
Incentive allocations and fees	104
Interest	11,114
Net investment income	1,495
Other	76
Total revenues	147,823
Interest expense	4,662
Revenues, net of interest expense	143,161
Non-interest expenses
Compensation and benefits	77,791
Professional services	10,824
Business development	11,315
Clearing and brokerage fees	2,666
Occupancy and equipment	7,493
Communications	5,409
Other operating expenses	1,820
Total non-interest expenses	117,318
Net income before income taxes	25,843
Income tax provision	14,837
Net income	$11,006
Net income before income taxes as a percentage of net revenue	18.1%
ROE (annualized)	8.9%
Total shareholders' equity	501,858
Basic earnings per share	$0.17
Diluted earnings per share	$0.17
Ending shares outstanding (in thousands)	64,282
Book value per share	$7.81
Gross assets under management (in millions)
Managed accounts	$258.8
Hedge & offshore funds	67.1
Mutual funds	2,412.9
Private equity and venture capital funds	41.2
Total	$2,780.0
Net assets under management (in millions)
Managed accounts	$258.8
Hedge & offshore funds	62.5
Mutual funds	2,406.4
Private equity and venture capital funds	38.0
Total	$$2,765.7
Employee count	751

FBR CAPITAL MARKETS CORPORATION
Financial & Statistical Supplement - Operating Results
(Dollars in thousands, except per share data)
(Unaudited)

	For the year ended December 31, 2006	Q-4 06	Q-3 06	Q-2 06	Q-1 06
Revenues
Investment banking:
Capital raising	$190,576	$71,879	$6,852	$45,510	$66,335
Advisory	24,148	9,172	5,826	6,281	2,869
Institutional brokerage:
Principal transactions	5,814	(8)	(1,658)	1,760	5,720
Agency commissions	100,855	24,683	24,359	28,447	23,366
Mortgage trading interest	51,148	2,510	13,845	17,143	17,650
Mortgage trading net investment loss	(3,298)	(309)	(1,546)	(209)	(1,234)
Asset management:
Base management fees	19,871	5,051	4,879	5,065	4,876
Incentive allocations and fees	1,327	403	(30)	(54)	1,008
Interest	20,934	5,235	8,439	4,647	2,613
Net investment income (loss)	3,372	3,288	(3,070)	108	3,046
Other	3,892	1,279	482	816	1,315
Total revenues	418,639	123,183	58,378	109,514	127,564
Interest expense	54,543	3,136	16,390	18,155	16,862
Revenues, net of interest expense	364,096	120,047	41,988	91,359	110,702
Non-interest expenses
Compensation and benefits	225,712	61,326	46,398	54,436	63,552
Professional services	43,712	13,809	9,069	10,830	10,004
Business development	33,772	9,458	5,229	6,709	12,376
Clearing and brokerage fees	11,715	3,504	2,892	3,053	2,266
Occupancy and equipment	30,039	7,918	7,349	7,499	7,273
Communications	20,039	5,024	5,442	4,990	4,583
Other operating expenses	12,219	1,434	4,561	2,960	3,264
Total non-interest expenses	377,208	102,473	80,940	90,477	103,318
Net (loss) income before income taxes	(13,112)	17,574	(38,952)	882	7,384
Income tax (benefit) provision	(3,271)	10,614	(16,346)	(105)	2,566
Net (loss) income	$(9,841)	$6,960	$(22,606)	$987	$4,818
Net (loss) income before income taxes as a percentage of net revenue	-3.6%	14.6%	-92.8%	1.0%	6.7%
ROE (annualized)	-2.7%	7.6%	-24.9%	1.6%	7.7%
Total shareholders' equity	484,388	484,388	476,098	248,965	253,812
Basic (loss) earnings per share	$(0.18)	$0.11	$(0.37)	$0.02	$0.10
Diluted (loss) earnings per share	$(0.18)	$0.11	$(0.37)	$0.02	$0.10
Ending shares outstanding (in thousands)	64,000	64,000	64,000	46,000	46,000
Book value per share	$7.57	$7.57	$7.44	$5.41	$5.52
Gross assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$383.9
Hedge & offshore funds	97.5	97.5	102.1	125.8	136.6
Mutual funds	1,961.9	1,961.9	1,825.1	1,750.6	1,849.5
Private equity and venture capital funds	42.2	42.2	48.5	48.2	50.5
Total	$2,361.5	$2,361.5	$2,352.3	$2,311.4	$2,420.5
Net assets under management (in millions)
Managed accounts	$259.9	$259.9	$376.6	$386.8	$380.9
Hedge & offshore funds	96.4	96.4	98.3	116.1	125.4
Mutual funds	1,954.7	1,954.7	1,817.8	1,742.6	1,843.4
Private equity and venture capital funds	40.5	40.5	46.9	46.7	49.1
Total	$2,351.5	$2,351.5	$2,339.6	$2,292.2	$2,398.8
Employee count	702	702	702	726	752

FBR CAPITAL MARKETS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)
(Unaudited)

ASSETS	31-Mar-07	31-Dec-06
Cash and cash equivalents	$430,426	$151,417
Receivables	15,462	43,013
Investments:
Mortgage-backed securities, at fair value	5,961	415,391
Long-term investments	35,249	32,343
Trading securities, at fair value	22,400	18,180
Due from clearing broker	30,117	28,691
Intangible assets, net	11,600	11,000
Furniture, equipment and leasehold improvements, net	30,271	31,222
Prepaid expenses and other assets	27,244	28,162
Total assets	$608,730	$759,419

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Trading account securities sold short but not yet purchased, at fair value	$759	$202
Repurchase agreements	-	189,155
Accrued compensation and benefits	39,247	43,836
Accounts payable, accrued expenses and other liabilities	66,752	36,602
Due to affiliates	114	5,236
Total liabilities	106,872	275,031
Shareholders' equity:
Common stock - 64,623 and 64,000 shares	65	64
Additional paid-in capital	402,509	395,778
Accumulated other comprehensive income, net of taxes	275	543
Retained earnings	99,009	88,003
Total shareholders' equity	501,858	484,388
Total liabilities and shareholders' equity	$608,730	$759,419

SOURCE Friedman, Billings, Ramsey Group, Inc.
-0-             04/26/2007
/CONTACT: Media: Lauren Burk at +1-703-469-1004 or lburk@fbr.com;
Investors: Paul Beattie at +1-703-312-9673 or pbeattie@fbr.com /
/Web site: http://www.fbr.com/
(FBR)